Exhibit 10.37
Execution Version

The portions of this exhibit marked with “[***]” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 5
This AMENDMENT NO. 5 (this “Amendment”) to the RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 17, 2020, is among each of SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”), in its capacity as a seller (each in such capacity, a “Seller” and collectively, the “Sellers”) and a servicer (each in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as a guarantor (in such capacity, the “Guarantor”), MUFG BANK, LTD. (“MUFG Bank”), WELLS FARGO BANK, N.A. (“Wells”), BANK OF THE WEST (“BOW”) (each a “Buyer” and collectively, the “Buyers”), and MUFG Bank, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Sanmina, as a Seller, Servicer and Guarantor, the Buyers and the Administrative Agent, have previously entered into the Receivables Purchase Agreement, dated as of March 26, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement as more fully set forth herein.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.Amendment to Section 8(j) (Enforcement). Subsection 8(j)(ii)(C) of the Receivables Purchase Agreement is hereby amended by inserting the following immediately after the existing sentence in such subsection:
In addition, as to any Wholly-Owned Purchased Receivables originated pursuant to a Contract governed by the laws of Hungary and owed by an Account Debtor located in Hungary with respect to which Wholly-Owned Purchased Receivables the Affected Buyer has made a Direct Enforcement Election, upon the written request of such Affected Buyer, Administrative Agent and Seller will deliver to such Affected Buyer an executed performance instruction substantially in the form attached hereto as Exhibit I (each, a “Hungary Performance Instruction”), signed by the Seller and covering such Wholly-Owned Purchased Receivables. Seller and Administrative Agent shall cooperate with such Affected Buyer in good faith to facilitate the exercise of such Affected Buyer’s rights in such Wholly-Owned Purchased Receivables as to which a Direct Enforcement Election has been made including, without limitation, by maintaining with

Administrative Agent a level supply of at least ten Hungary Performance Instructions, executed in blank by Seller, to which Administrative Agent may attach schedules setting out specific invoice and other information as to such Wholly-Owned Purchased Receivables, in order to facilitate delivery of such completed document to an Affected Buyer upon its request pursuant to this Subsection 8(j)(ii)(C).
3.Amendment to Schedule II (Account Debtors). Schedule II to the Receivables Purchase Agreement is hereby replaced in its entirety with the Schedule II attached hereto.
4.Amendment to Exhibits. The attached Exhibit I (Form of Hungary Performance Instruction) is hereby added to the Receivables Purchase Agreement as Exhibit I.

5.Conditions to Effectiveness. This Amendment shall be effective as of the date on which all of the following conditions are satisfied (such date, the “Amendment Effective Date”):
(a)the Administrative Agent receives a counterpart of this Amendment duly executed by each party hereto;
(b)the Administrative Agent receives a fully executed counterpart of the Second Amended and Restated BOW Pricing Letter, dated as of the date hereof duly executed by Sanmina, BOW, and the Administrative Agent; and
(c)the Administrative Agent receives a fully executed counterpart of the Fourth Amended and Restated Wells Pricing Letter, dated as of the date hereof duly executed by Sanmina, Sanmina Singapore, Wells, and the Administrative Agent.
6.Certain Representations, Warranties and Covenants. The Sellers, the Servicers and the Guarantor hereby represent and warrant to the Administrative Agent and each Buyer, as of the Amendment Effective Date, that:
(a)the representations and warranties made by it in the Receivables Purchase Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects as of (i) the Amendment Effective Date and (ii) immediately after giving effect to this Amendment on the Amendment Effective Date;
(b)it has the requisite power and authority to enter into and deliver this Amendment and the other Transaction Documents, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents. This Amendment and the other Transaction Documents to which such Person is a party have been duly executed and delivered by such Person; and
(c)no Servicer Termination Event or Insolvency Event with respect to any Seller, Servicer or Guarantor has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
7.Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents.
(a)The Receivables Purchase Agreement (except as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables
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Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Buyer or the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document.
(c)After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.
8.Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms Section 7 of the Receivables Purchase Agreement and acknowledges that its guaranty provided therein has continued and shall continue to be in full force and effect following the effectiveness of this Amendment.
9.Further Assurances. Each party hereto agrees at the sole cost and expense of the Sellers to do all such things and execute all such documents and instruments as the other party may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.
10.Costs and Expenses. The Sellers agree to reimburse the Administrative Agent and each Buyer on demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable legal fees) that the Administrative Agent or any Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.
11.Transaction Document. This Amendment is a Transaction Document for purposes of the Receivables Purchase Agreement.
12.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Sellers, the Servicers, the Guarantor, the Administrative Agent and each Buyer, and their respective successors and assigns.
13.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
14.Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYERS IN THE
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PURCHASED RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
15.Headings. Section headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
16.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANMINA-SCI SYSTEMS SINGAPORE PTE.
LTD., as a Seller and Servicer
By:	/s/ Christopher K. Sadeghian
Name:	Christopher K. Sadeghian
Title:	Director

Sanmina: Amendment No. 5 to the
Receivables Purchase Agreement

SANMINA CORPORATION,
as Seller and Servicer
By:	/s/ Brian Wszolek
Name:	Brian Wszolek
Title:	VP, Treasurer

SANMINA CORPORATION,
as Guarantor
By:	/s/ Brian Wszolek
Name:	Brian Wszolek
Title:	VP, Treasurer

Sanmina: Amendment No. 5 to the
Receivables Purchase Agreement

MUFG BANK, LTD.,
as the Administrative Agent
By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

MUFG BANK, LTD.,
as a Buyer
By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

Sanmina: Amendment No. 5 to the
Receivables Purchase Agreement

WELLS FARGO BANK, N.A.,
as a Buyer
By:	/s/ Brian Work
Name:	Brian Work
Title:	Vice President

Sanmina: Amendment No. 5 to the
Receivables Purchase Agreement

BANK OF THE WEST,
as a Buyer
By:	/s/ Scott Bruni
Name:	Scott Bruni
Title:	Director

Sanmina: Amendment No.5 to the
Receivables Purchase Agreement

Schedule II

Account Debtors

Seller: Sanmina Corporation

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***][1]	[***]	[***]	[***]
[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		€[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]	[***]	$[***][2]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		$[***]	[***]	[***]	[***]

1 [***]
2 [***]

Schedule II
Account Debtors

Seller: Sanmina-SCI Systems Singapore Pte. Ltd.

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]

Exhibit I
Form of Hungary Performance Instruction

TELJESÍTÉSI UTASÍTÁS [MINTA]	performance instruction [SAMPLE]
Címzett:	To:
[Az engedményezett követelés kötelezettjének neve]	[Name of the Debtor of the assigned receivables]
[A kötelezett címe]	[Address of the Debtor]
Tárgy: Teljesítési Utasítás	Subject: Performance Instruction
Tisztelt Hölgyem / Uram!	Dear Madam/Sir,
Hivatkozunk a többek között a [Affected Buyer] (székhely: [REGISTERED OFFICE IN US]; cégjegyzékszám: [COMPANY REGISTRATION NUMBER IN US]) mint követelés-vevő (a továbbiakban: "Vevő") és a Sanmina Corporation (székhely: [REGISTERED OFFICE OF THE ASSIGNOR IN US]; cégjegyzékszám: [COMPANY REGISTRATION NUMBER OF THE ASSIGNOR IN US]) mint követelés-eladó (a továbbiakban: "Követelés-eladó") között 2018. március 26. napján megkötött [DATE OF RPA] napján módosított Receivables Purchase Agreement-re (a továbbiakban: "RPA").

We refer to the Receivables Purchase Agreement between among others [Affected Buyer] (registered office: [REGISTERED OFFICE IN US]; company registration number: [COMPANY REGISTRATION NUMBER IN US]) as Buyer of receivables (hereinafter: "Buyer") and Sanmina Corporation (registered office: [REGISTERED OFFICE OF SANMINA IN US]; company registration number: [COMPANY REGISTRATION NUMBER OF SANMINA IN US]) as Seller of receivables (hereinafter: "Seller"), entered into on March 26, 2018, as amended [DATE OF RPA] (hereinafter: "RPA").

Az RPA alapján a Követelés-eladó az Önökkel szemben a […]_. sz. mellékletben található Számlák alapján fennálló vagy a későbbiekben keletkező követelését (a továbbiakban: "Követelések") ránk mint Vevőre engedményezte.
On the basis of the RPA, the Seller has assigned to us as Buyer its receivables (hereinafter: "Receivables") existing or arising in the future on the basis of the Invoices in Schedule No. […].
Értesítjük Önöket, hogy a RPA-ban foglaltak alapján a Vevő a Követeléseket megszerezte, ezért Önöknek a jelen Teljesítési Utasítás kézhezvételét követően a Követeléseket a következő bankszámlára kell fizetniük:	We inform you that the Buyer has acquired the Receivables on the basis of the RPA, therefore You are obliged to pay the Receivables to the following bank account after receiving this Performance Instruction:
[BANKSZÁMLA ADATAI]	[BANK ACCOUNT DETAILS]

A jelen Teljesítési Utasítás a magyar Polgári Törvénykönyvről szóló 2013. évi V. törvény 6:198. §-a szerinti teljesítési utasításnak minősül.	This Performance Instruction shall be considered a performance instruction according to Section 6:198 of Act No. V of 2013 on the Hungarian Civil Code.
A Számlák alapján a Követeléseket a Vevő érvényesíti, de a Számlákhoz kapcsolódó szerződés(ek)ből eredő kötelezettségek teljesítéséért továbbra is a Követelés-eladó felel.	The Receivables from the Invoices are collected by the Buyer, but the Seller is still liable for the fulfillment of the obligations under the contract(s) in connection with the Invoices.
Felhívjuk szíves figyelmüket, hogy amennyiben a jelen Teljesítési Utasításban foglaltaknak nem tesznek eleget és továbbra is a Követelés-eladónak teljesítenek, ezt saját kockázatukra teszik, és a Vevő az összeg kifizetését jogszerűen követelheti Önöktől tekintet nélkül arra, hogy fizetést teljesítettek a Követelés-eladó részére.	We would like to draw your attention to the fact that if you do not follow this Performance Instruction and continue to pay to the Seller, it is at your own risk and the Buyer can lawfully demand the payment of this amount from You, regardless of whether you have performed a payment to the Seller.
[PLACE], ___________ 2020
Tisztelettel:	Best regards,
___________________________ [Affected Buyer] Vevő / Buyer képviseli / represented by: ___________ és/und ____________ ügyvezetők / managing directors [Can be any officer who can lawfully represent Wells]
___________________________
Sanmina Corporation
Követelés-eladó / Seller
képviseli / represented by:
___________ és/und ____________
ügyvezetők / managing directors [Can be any officer who can lawfully represent Sanmina]

Schedules
Nr. 1: Invoices

Kérjük, hogy a Teljesítési Utasítás tudomásulvételének jeléül, a Teljesítési Utasítás cégszerűen aláírt másolatát az alábbi címre levél vagy telefax útján visszaküldeni szíveskedjenek:	Please send a signed copy of this Performance Instruction to the following address by post or fax as a way of acknowledgement:

[Affected Byer] [Affected Buyer’s US address] Telefax: +______________

A fentieket tudomásul vettük:	We acknowledge the above:
[PLACE], ___________ 2020
___________________________ [cégszerű aláírás / official company signature] [AZ ENGEDMÉNYEZETT KÖVETELÉS KÖTELEZETTJÉNEK NEVE / NAME OF THE DEBTOR OF THE ASSIGNED RECEIVABLES]